                                                                                EXHIBIT 10.12
                                                THIRD AMENDMENT TO
                                            UNITED MERIDIAN CORPORATION
                                        1987 NONQUALIFIED STOCK OPTION PLAN

1.   The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby amended by amending and restating section 4(d) to read in its entirety as follows:

(d)      Manner of Exercise.  Option Shares purchased upon exercise of options shall at the time of purchase be
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           paid for in full.  To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to the Company.  At the time of delivery, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the Option Shares, provided; however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with the any requirements of law.  The Company shall satisfy its employment ax and other tax withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Securities Exchange Act of 1934.  In the even the Option Shares issuable upon exercise are not registered under the Securities Act of 19933 (the "Act"), then the
           Company at the time of exercise will require, in addition, that the registered owner deliver an investment representation in form acceptable to the Company and its counsel, and the Company will place a legend on such certificate restricting the transfer of same.  There shall be no obligation or duty for the Company to register under the Act at any time the Options Shares issuable upon exercise of the options.

2.   The United Meridian Corporation 1987 Nonqualifed Stock Option Plan is hereby further amended by amending
Section 3 of Appendix A to read in its entirety as follows:
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3.       Manner of Exercise.  The Optionee (or other person entitled to exercise this option) shall purchase
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         shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of withholding tax due upon the exercise of the option. This option may be exercised from time to time of delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Optionee (or other person entitled to exercise this option) and the Company, accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to the Company.  The Company will, as soon as is reasonably possible, notify the Optionee of the amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option.  The
         Company shall have no obligation to deliver certificates for the shares purchased until the Optionee pays to the Company the amount of withholding specified in the Company's notice by certified or official bank check or the equivalent thereof acceptable to the Company.  At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other personal entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

3.   The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby amended by amending and restating Section 3 to read in its entirety as follows:

     3.  Participants.  All directors who are employees of the Company and all officers and other employees of
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the Company or any of its Affiliates may be granted options under the Plan.

4.   The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby further amended by amending and restating Section 5(1) to read in its entirety as follows:

     5.  Administration.
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         (a)  The plan shall be administered by a Compensation Committee (the "Committee") consisting of not less than three (3) directors each of whom is a "disinterested person" as defined in Rule 16b-3(c) promulgated under the Securities Exchange Act of 1934.  The members of the Committee shall be appointed by the Board of Directors.
The Board of Directors may, from time to time, remove members from or add members to the Committee.  Vacancies in the Committee, however cuase, shall be filled by the Board of Directors.  The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine.  The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors of the Company, may make such rules and regulations of the conduct of its business as it shall deem advisable.  A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members.  Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.

     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of November ___, 1993.

                                            UNITED MERIDIAN CORPORATION

                                            By:______________________________

                                            Name: ___________________________

                                            Title: ____________________________

                                                          FOURTH AMENDMENT TO
                                                      UNITED MERIDIAN CORPORATION
                                                  1987 NONQUALIFED STOCK OPTION PLAN

1.       The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby amended by amending and restating Section 4(d)
to red in its entirety as follows:

         (d)  Manner Of Exercise
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         (1)  Option Shares purchased upon exercise of options shall at the time of purchase be paid for in full.  To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of share with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares (i) by certified or official bank check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a market value equal to such payment amount or (iii) by delivery of the equivalent thereof acceptable to the
Company.  For purposes of this Plan, the "market value" of each share of Common Stock means (A) if the Common Stock is listed on a national securities exchange, the closing sale price per share as reported by NASDAQ, (C) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per share as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be unavailable, or (D) if none of the foregoing applies, market value of the Common Stock will be the fair value of the Common Stock as reasonably determined in the good faith judgment of the Company's Board of Directors.

         (2)  At the time of delivery, the Company shall, without transfer or issue tax to the optionee (or other persona entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Comp[any, or such other place as shall be mutually agreed upon, a certificate  or certificates for the Option Shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.  The Company shall satisfy its employment tax and other tax withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option, subject to such restrictions or procedures as the Company deems necessary to satisfy
Rule 16b-3 of the Securities Exchange Act of 1934. The payment of such employment and withholding tax may be by certified or official bank check or by the delivery of a number of shares of Common Stock (plus cash if necessary) having a market value equal to the amount of such employment and withholding tax or by delivery of the equivalent thereof acceptable to the Company.  In the event the
Option Shares issuable upon exercise are not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require, in addition, that the registered owner deliver an investment representation inform acceptable to the Company and its counsel, and the Company will place a legend of such certificate restricting the transfer of same.  There shall be no obligation or duty for the Company to register under the Act at any time the Option Shares issuable upon exercise of the options.

     2.  The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby further amended by amending and restating
Section 4(f)(1) and Section 4(f)(2) and including Section 4(f)(3):

         (1) In the event that optionee terminates or is terminated from his relationship with the Company and its Affiliates, and the provisions of  Sections 4(f)(2), 4(f)(3) and 4(i) do not apply, the options granted to optionee pursuant to this Plan may be exercised to the extent the optionee was entitled to exercise the option immediately prior to such termination, at any time within ninety (90) days after the date of such termination (if otherwise within the option period).

         (2) In the event that optionee shall die before his relationship with the Company (or an Affiliate) terminates, or if optionee's relationship with the Company (or an Affiliate) is terminated because optionee has become disabled within the meaning of
Section 105(d)(4) of the Code, such option shall continue to vest in accordance with the Plan and the Nonqualified Stock Option
Agreement in effect for a period of twelve (12) months from the date of death of such optionee or termination of his relationship due to disability, and optionee, his estate or beneficiary shall have the right to exercise the options at any time within such twelve
(12) month period (if otherwise within the term of the option).  Notwithstanding the foregoing, the provisions of this Section
4(f)(2) shall be subject to Sections 4(b), 4(h), and 4(i) as may earlier terminate the option.

         (3)      In the event that optionee retires from service of the Company and its Affiliates in accordance with the Company's or its Affiliates' retirement policies in effect from time to time, the options granted to optionee pursuant to this Plan shall continue to vest during the lifetime of the optionee in accordance with the Plan and the Nonqualified Stock Option Agreement in effect and may be exercised at any time during the remaining term of the option.  If an optionee that has retired dies subsequent to such optionee's retirement during the term of the option, such option shall continue to vest in accordance with the Plan and the
Nonqualified Stock Option Agreement in effect and may be exercised within twelve (12) months of such optionee's death (if otherwise within the option period), but not thereafter.  Notwithstanding the foregoing, the provisions of this Section 4(f)(3) shall be subject to Sections 4(b), 4(h) and 4(i) as may earlier terminate the option.

     3.  The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby further amended by amending and restating
Section 3 of Appendix A to read in its entirety as follows:

         3.       Manner of Exercise.  The Optionee (or other person entitled to exercise this option) shall purchase shares of stock
                  ------------------
of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due upon the exercise of the option.  This option may be exercised for time to time by written notice to the Company stating the full number of shares to be purchased and the time of delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Optionee (or other person entitled to exercise this option) and the Company, accompanied by full payment for the shares (i) by certified or official bank check, (ii) by the delivery of a number of shsares of Common Stock (plus cash if necessary) having a market value (as such term is defined in Section 4(d)(1) of the
Plan) equal to such payment amount or (iii) by delivery of the equivalent thereof acceptable to the Company.  The Company will, as soon as is reasonably possible, notify the Optionee of the amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option.  The Company shall have no obligation to deliver certificates for the shares purchased until the Optionee pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company's notice by certified or official bank check or by the delivery of a umber of shares of Common Stock (plus cash if necessary) having a market value equal to the amount of the purchase price and the employment tax and withholding tax or the equivalent thereof acceptable to the Company.  At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as maybe required for it to comply with the reasonable diligence with any requirements of law.

     4.  The United Meridian Corporation 1987 Nonqualified Stock Option Plan is hereby further amended by amending and restating
Section 4of Appendix A to read in its entirety as follows:

         4.       Termination of Relationship.
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                  (a) In the event that Optionee shall die before his relationship with the Company (or an Affiliate terminate, or if
Optionee's relationship with the Company (or an Affiliate) is terminated because Optionee has become disabled within the meaning of
Section 105(d)(4) of the Code, this option shall continue to vest in accordance with the Plan and this Option Agreement for a period of twelve (12) months from the date of death of Optionee or termination of his relationship due to disability, and Optionee, his estate or beneficiary shall have the right to exercise this option at any time within such twelve (12) month period (if otherwise within the term of the Option).  Notwithstanding the foregoing, the provisions of this Section 4(a) shall be subject to Sections 1(a)
and 6 hereof, which may earlier terminate the option.

                  (b) In the event that the Optionee retires from service from the Company and its Affiliates in accordance with the
Company's (or its Affiliates') retirement policies in effect from time to time, this option shall continue to vest during the lifetime of the Optionee in accordance with the terms of the Plan and this Option Agreement and maybe exercised at any time during the remaining of the option.  If Optionee does subsequent to his retirement during the term of this option, this option shall continue to vest in accordance with the Plan and this Option Agreement and may be exercised within twelve (12) months of Optionee's death (if otherwise within the option period), but not thereafter.  Notwithstanding the foregoing, the provisions of this Section
4(b) shall be subject to Sections 1(a) and 6, which may earlier terminate the option.

                  (c) In the event that Optionee terminates or is terminated from his relationship with the Company and its
Affiliates, and the provisions of Section 4(a) and 4(b) hereof and Section 4(i) of the Plan do not apply, Optionee may exercise this option, to the extent Optionee was entitled to exercise this option immediately prior to such termination, at any time within ninety
(90) days after the date of such termination (if otherwise within the option period).

     5.  In accordance with Section 7 of the United Meridian Corporation 1987 Nonqualified Stock Option Plan, Sections 3 and 4 of all
outstanding Nonqualified Stock Option Agreements entered into between the Company and certain directors, officers and employees of the Company and its Affiliates are hereby amended and restated in their entirety to conform with the above amendments to Sections 3 and 4 of Appendix A of the Plan.  The amendments do not, however, apply to Section 4 of the Nonqualified Stock Option Agreements
entered into between the Company and Joseph D. Mahaffey, Bill Haynes, George Wilder and Douglas Bailey.

     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officers as of April 6, 1994.

                                                     UNITED MERIDIAN CORPORATION

                                               By: ___________________________________
                                               Name: _________________________________
                                               Title: __________________________________